Paradigm
Capital Management, Inc.

Paradigm Value Fund (PVFAX)

Fourth Quarter Commentary 2009

The Paradigm Value Fund (PVFAX) fund returned 31.50% in 2009, compared to 20.58% for the benchmark Russell 2000 Value Index. For the fourth quarter, the Fund returned 3.86%, slightly outperforming the Russell 2000 Value's 3.63% appreciation.

The markets continued to inch higher in the fourth quarter on declining volumes. On the economic front, major indicators continued to show signs of stability or slight improvements. However, the absolute level of economic activity remains weak, particularly given the unprecedented levels of fiscal and monetary stimulus. However, we are not economic forecasters. Our time and energy is spent identifying companies we believe to have superior business models that generate strong cash flows, which are then allocated by proven management teams to improve shareholder value.

In 2009, we were able to purchase shares of many of these companies at decade-low valuations. Our top-performing stock in the fourth quarter and 2009 was 3Com Corporation (COMS). We were attracted to 3Com in early 2009 because of the company's leading market position in China, reduced cost structure, new products, and robust free cash flow generation. The stock was trading at 6X earnings and 6X free cash flow and covered by only one sell-side analyst. 3Com competes with Cisco and had been written off by the market, which did not understand the transformation that had taken place over the past few years. The market began to reevaluate 3Com in the second quarter of 2009, and the stock doubled from $2.50 to $5.00. Hewlett Packard (HPQ) recognized the strength of its technology and leading position in China, which resulted in an offer to acquire the company in the fourth quarter for $7.90.

Paradigm Value Fund (PVFAX)

Benchmark:
Russell 2000 Value

Assets:
$123 million

MORNINGSTAR ★★★★★ ™

The commentary represents the opinion of Jason Ronovech and Jonathan Vyorst] as of 12/31/09 and is subject to change based on market and other conditions. The Paradigm Value Fund may hold certain of the securities mentioned in the article, but may not currently hold or continue to hold the securities. These materials are provided for informational purpose only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security. This reprint is not authorized for distribution unless accompanied or proceeded by a prospectus. Investors should consider risks, charges and expenses carefully, which are detailed in our prospectus. Please read our prospectus carefully before investing. For further information about the Paradigm Value Fund please visit www.paradigm-funds.com or call (800) 239-0732.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1 (877) 59-Funds.

Purchases

Despite the market's run-up in the third quarter, we are still finding attractive investment opportunities, though the challenge has reversed from weighing the merits of many good opportunities to finding those few that we believe are most misunderstood or underestimated.

American Italian Pasta Co. (AIPC) American Italian Pasta Company is the largest manufacturer of dry pasta in the country. The company supplies Wal-Mart with its store-brand pasta, and has been a beneficiary of a consumer shift to less expensive, home-cooked meals. We purchased shares for 10X forward earnings.

Big Lots Inc. (BIG) Big Lots is a national closeout retailer. The company is well positioned to drive strong earnings and cash flow growth given consolidation in the closeout space due to competitor bankruptcies, the consumer's focus on value, and a management team that reduced costs and closed underperforming stores. Shares were acquired at 10X our 2010 earnings projections.

Dole Food Company Inc. (DOLE) Dole Foods is a global producer of fruits and vegetables. The company was brought public in October, with proceeds used to reduce debt. We acquired shares at 9X 2010 earnings. We believe that increased global demand for fruits and vegetables, improved operating efficiencies, and debt reduction and lower interest costs should drive significant earnings growth over the next few years.

Olin Corp. (OLN) is a leading domestic producer of chlor-alkali. The company should benefit from firmer pricing in 2010 as the economy begins to recover. Olin also owns a small ammunition company that has been growing dramatically, and which is now a significant contributor to earnings.

Resolute Energy Corp. (REN) Resolute Energy is an oil company that specializes in enhanced recovery techniques used to extract oil from mature fields. Resolute went public via a SPAC (Special Purpose Acquisition Corporation) in September. Management of Resolute had formerly run HS Resources, a highly successful E&P company that was sold to Kerr McGee in 2001. We purchased shares at a 25% discount to proved NAV.

Ruby Tuesday (RT) Ruby Tuesday is an out-of-favor casual dining restaurant chain in the midst of a turnaround. The management team has significantly reduced the company's cost structure, closed underperforming locations, and upgraded its menu and restaurants. Traffic and sales have been outperforming the industry, and any improvement in consumer spending on casual dining should drive significant earnings and cash flow expansion. We acquired shares for 11X earnings.

Recent Sales

Continued higher valuations yielded strong selling opportunities for some holdings.

3Com Corporation (COMS) We sold our position after Hewlett-Packard agreed to purchase the company for a significant premium. COMS was the Fund's top performer in the quarter.

Aegean Marine Petroleum Network (ANW) appreciated over 40% from our average purchase price and achieved our price and valuation targets.

Arrow Electronics (ARW) The stock appreciated over 40% from our average purchase price and achieved our price and valuation targets.

Curtis-Wright Corporation (CW) The company's end markets have slowed down considerably and we decided to reallocate capital to more immediately attractive opportunities.

OM Group, Inc. (OMG) We completed our sale of OMG shares in the fourth quarter. Specialty chemical manufacturer OMG was a top performer for us in 2009, but the stock had appreciated to our assessment of intrinsic value.

RehabCare Group (RHB) We exited the position due to our concerns that the company would make a large acquisition in a business segment that has historically generated losses.

Woodward Governor Company (WGOV) We sold shares of this manufacturer of energy control equipment after the company's stock appreciated to our assessment of intrinsic value.

Outlook

As we look at the state of the economy at the end of the year, we remain cautious and believe that the recovery will be muted. According to a recent New York Times article, one in eight Americans currently depends on food stamps, an all-time high. Housing continues to be a serious problem in many parts of the country: 90-day delinquent prime mortgages total 4.98% in October (from Fannie Mae data), up from 1.89% last year. Delinquent non-prime mortgages rose to 32%, up from 25% last year.

Two recent purchases by the Fund reflect our current defensive position: Big Lots and American Italian Pasta Company. Big Lots is the national deep-discount, closeout retailer. American Italian Pasta is the largest pasta manufacturer in the country, and a key supplier to Wal-Mart. Shares in both companies were purchased at modest multiples of earnings. Both have grown impressively over the years by offering real value to budget-conscious consumers.

On a more positive note, industrial activity has picked up at the end of the year, albeit off of a very low base. The ISM factory index rose to 55.9 in December, its highest level since 2006. It appears to us that American industry did a good job of generating cash and deleveraging during this crisis. Free cash flow has always been a core metric used by the Fund in evaluating potential investments, and several of our top-performing companies this year managed to generate impressive levels of cash, including Vishay Intertechnology, Micros Systems and Mednax. We recognize, however, that cost-cutting in itself can only work as a strategy for so long. Thus, we are focused on businesses that can generate relatively consistent cash flow over a full cycle, that will have revenue growth even in a muted recovery, and that can leverage operating earnings from modest levels of revenue growth.

Mergers and acquisitions have historically been an important source of value realization for small-cap investors, and the Paradigm Value Fund has benefitted from several take-outs over the years, including the aforementioned 3Com. The financial crisis put a halt to the M&A marketplace, and we are pleased to see it come back to life, especially with one of our own companies. We believe M&A activity will increase significantly this year, based on pent-up demand from the previous years.

Performance Return Summary

Average Annual Returns and Performance for the periods ended December 31, 2009

	4Q09	1 Year	5 Year	Since Inception (1/1/03)
Paradigm Value Fund	3.86%	31.50%	5.41%	15.63%
Russell 2000® Value Index	3.63%	20.58%	-0.01%	8.63%

Morningstar ranking as of 12/31/09. For funds with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics as of the date stated. As of 12/31/09 the number of funds in the Small Blend category tracked by Morningstar was 566 for the 3 year period and Overall Ranking, and 467 for the 5 year period. As of 12/31/09 the Paradigm Value Fund did not have a 10 year rating.

For more information contact:

Gordon Sacks, Vice President
at 518-431-3261 or
gsacks@paradigmcapital.com

Anthony Costa, Relationship Manager
at 609-865-3795 or
acosta@paradigmcapital.com

Paradigm Capital Management, Inc.
www.paradigmcapital.com